                           VAN KAMPEN TECHNOLOGY FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                      SEPTEMBER 1, 2007 - FEBRUARY 29, 2008

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
                                                         AMOUNT OF    % OF
                                 OFFERING     TOTAL       SHARES    OFFERING   % OF FUNDS
 SECURITY   PURCHASE/   SIZE OF  PRICE OF   AMOUNT OF    PURCHASED  PURCHASED     TOTAL                  PURCHASED
PURCHASED  TRADE DATE  OFFERING   SHARES     OFFERING     BY FUND    BY FUND     ASSETS      BROKERS        FROM
--------------------------------------------------------------------------------------------------------------------
                                                                                               Morgan
                                                                                              Stanley,
 China      10/04/07     --       $16.00   $ 12,000,000   $ 13,900    0.116%       0.10%       Credit      Credit
Digital                                                                                        Suisse,     Suisse
  TV                                                                                            Piper
Holdings                                                                                       Jaffray,
                                                                                                CIBC
                                                                                                World
                                                                                               Markets
                                                                                                 and
                                                                                             Needham &
                                                                                              Company,
                                                                                                 LLC

                                                                                               Morgan
                                                                                              Stanley,
 Compell    10/09/07      --       13.50   $  6,000,000   $  9,200    0.153%      0.054%      Needham      Thomas
   ent                                                                                            &        Weisel
 Technol                                                                                      Company
  ogies                                                                                         Inc.,
  Inc.                                                                                        Piper
                                                                                             Jaffray,
                                                                                                RBC
                                                                                              Capital
                                                                                              Markets
                                                                                               and
                                                                                               Thomas
                                                                                               Weisel
                                                                                              Partners
                                                                                                LLC

                                                                                              Goldman
                                                                                               Sachs
 Alibaba    10/29/07      --       13.50    858,901,000    215,500    0.025%       0.17%       (Asia)      Goldman
  .com                              HKD                                                       L.L.C.,       Sachs
   Ltd.                                                                                        Morgan
                                                                                              Stanley
                                                                                                Asia
                                                                                              Limited,
                                                                                              Deutsche
                                                                                              Bank AG,
                                                                                                Hong
                                                                                                Kong
                                                                                              Branch,
                                                                                                BNP
                                                                                              Paribas
                                                                                              Capital
                                                                                               (Asia
                                                                                              Pacific)
                                                                                              Limited,
                                                                                                BOCI
                                                                                                Asia
                                                                                              Limited,
                                                                                                CCB
                                                                                              Internat
                                                                                               ional
                                                                                              Capital
                                                                                              Limited
                                                                                              and UOB
                                                                                              Kay Hian
                                                                                               (Hong
                                                                                                Kong)
                                                                                              Limited

                                                                                               Morgan      Goldman
 Success     11/29/07     --      $10.00   $ 10,790,000   $ 61,000     0.55%       0.29%       Stanley      Sachs
 Factors                                                                                       & Co.
   Inc.                                                                                      Incorpor
                                                                                               ated,
                                                                                              Goldman,
                                                                                              Sachs &
                                                                                                Co.,
                                                                                                J.P.
                                                                                               Morgan
                                                                                             Securities
                                                                                                Inc.,
                                                                                                JMP
                                                                                             Securities
                                                                                                 LLC
                                                                                                 and
                                                                                               Pacific
                                                                                                Crest
                                                                                             Securities
                                                                                                 Inc.
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